UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2009 (October 14, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 14, 2009, SteelCloud, Inc. (the “Company”) issued a press release for informational purposes reminding shareholders of the Company’s upcoming special meeting of shareholders being held on Monday, October 19, 2009.  The press release indicates that the meeting will be held at 10:00 AM at the Company’s headquarters located at 13962 Park Center Road, Herndon, Virginia 20171 and shareholders who are unable to attend the meeting are encouraged to cast their ballots by returning the proxy statement mailed to them in September or contacting their respective broker.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated October 14, 2009, entitled "SteelCloud Special Shareholder Meeting, Monday, October 19, 2009".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.
By:	/s/ Brian H. Hajost Brian H. Hajost, Chief Executive Officer

October 14, 2009

EXHIBIT INDEX

EXHIBIT
NUMBER                      DESCRIPTION

99.1	Press Release dated October 14, 2009, entitled "SteelCloud Special Shareholder Meeting, Monday, October 19, 2009".